Exhibit 99.02

                     CERTIFICATION OF PERIODIC REPORT

I, Robert Klein, Secretary, Treasurer, and the Chief Financial Officer of Precise Life Sciences Ltd., a Nevada Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002

By:  /s/ Robert Waters
         ---------------
         Robert Waters

Secretary, Treasurer and Chief Financial Officer